--------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       -----------------------------------

          Date of Report (Date of earliest event reported) May 17, 2004


                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                     0-26634                13-2507777
 (State or other jurisdiction         (Commission           (I.R.S. Employer
 of incorporation or organization)    File Number)         Identification No.)

      700 CHESTNUT RIDGE ROAD
      CHESTNUT RIDGE, NEW YORK                                  10977
(Address of principal executive offices)                     (Zip Code)

                                 (845) 425-2000
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Election of New Director

     On May 19, 2004, LeCroy Corporation (the "Company") announced the election of Norman R. Robertson, 55, to the Company's board of directors. Mr. Robertson is a senior vice president, finance and administration, and chief financial officer for Progress Software Corporation, a Bedford, Massachusetts-based supplier of development, deployment, integration and business management applications. Mr. Robertson, who has extensive financial experience, will also serve on the audit committee of the Company's board of directors and as the audit committee's financial expert. A copy of the press release relating to Mr. Robertson's election is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.       Description
-----------       ------------
99.1              LeCroy Corporation press release dated May 19, 2004.


..

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LeCROY CORPORATION


Date:  May 19, 2004
                                    /s/ Scott D. Kantor
                                    --------------------
                                    Scott D. Kantor
                                    Vice President and Chief Financial Officer,
                                    Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              LeCroy Corporation press release dated May 19, 2004.